Investment in Joint Venture	12 Months Ended
Dec. 31, 2012
Investment in Joint Venture
6.	Investment in Joint Venture

In September 2010, the Company entered into a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), to have a VLCC newbuilding constructed, managed and chartered to third parties. The Company has a 50% economic interest in the joint venture, which is jointly controlled by the Company and Wah Kwong. The VLCC has an estimated purchase price of approximately $98 million (of which the Company’s 50% portion is $49 million), excluding capitalized interest and other miscellaneous construction costs. The vessel is scheduled to be delivered in June, 2013. An unrelated party has agreed to time-charter the vessel following its delivery for a term of five years at a fixed daily rate and an additional amount if the daily rate of any sub-charter earned by the unrelated party exceeds a certain threshold.

As at December 31, 2012, the remaining payments required to be made under the VLCC newbuilding contract, including Wah Kwong’s 50% share, were $53.9 million in 2013. As of December 31, 2012, the joint venture has a signed agreement with a financial institution for a loan of $68.6 million, of which $19.6 million has been drawn. The loan is secured by a first-priority statutory mortgage on the VLCC and guaranteed by both the Company and Wah Kwong. As a result, the Company’s exposure to this loan is limited to its 50% guarantee of the loan. The loan is repayable in 32 quarterly installments of $1.4 million each commencing three months after the initial post-delivery drawdown date and a balloon payment of $22.6 million at the maturity of the loan.

In addition, the Company and Wah Kwong have each agreed to finance 50% of the costs to acquire the VLCC that are not financed with commercial bank financing. As at December 31, 2012, the Company had advanced $9.8 million to the joint venture in the form of a non-interest bearing and unsecured loan and invested an additional $3.2 million in the joint venture.